UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2015

(Exact name of registrant as specified in its charter)

Delaware	001-36272	37-1744899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Centrepark Blvd Suite 210 West Palm Beach, FL	33401
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   561-207-9600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On October 7, 2015, Platform Specialty Products Corporation ("Platform") issued a press release to provide, among other things, an update on the timing of the expected closings of its previously announced acquisitions of Alent plc and the Electronic Chemicals and Photomasks businesses of OM Group, Inc., as well as further details regarding the financing of such acquisitions. In addition, Platform provided an update of its outlook for its full fiscal year 2015. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The press release furnished herewith contains financial measures that are not in accordance with generally accepted accounting principles in the United States of America ("GAAP"). These non-GAAP measures, which include adjusted EBITDA and net debt to EBITDA, are provided because management of Platform uses such measures in monitoring and evaluating Platform's ongoing financial results, as well as to reflect Platform's acquisitions. Management believes these measures provide a more complete understanding of Platform's operational results and a meaningful comparison of Platform's performance between periods. These non-GAAP measures, however, may not reflect the actual financial results Platform would have achieved absent such acquisitions, and may not be indicative of the results that Platform would expect to recognize for future periods. These non-GAAP measures should be considered in addition to, not a substitute for, measures of financial performance prepared in accordance with GAAP.

Pursuant to the requirements of Regulation G, Platform has provided reconciliations within the press release of the non-GAAP financial measures.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in this Item 7.01 and Exhibit 99.1 attached hereto shall not be incorporated by reference into any filing of Platform, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title
99.1	Press Release issued on October 7, 2015 (furnished only).

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATFORM SPECIALTY PRODUCTS CORPORATION (Registrant)
October 7, 2015 (Date)	/s/ Sanjiv Khattri Sanjiv Khattri Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title
99.1	Press Release issued on October 7, 2015 (furnished only).